[Arthur Andersen LLP Letterhead]




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Alteon Inc.:

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1997 included in Alteon Inc.'s Form
10-K for the year ended December 31, 1996 and to all references to our firm, included in or made part of this Registration Statement.


                                         /s/ Arthur Andersen LLP

                                         ARTHUR ANDERSEN LLP


Roseland, New Jersey
January 16, 1998